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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated December 6, 1999, included in this Form 10-K, into the Powell Industries, Inc. previously filed Form S-8 Registration No. 33-81998.

ARTHUR ANDERSEN LLP

Houston, Texas
January 28, 2000